Exhibit 10.3

CONFIDENTIAL

August 10, 2016

Nordea Bank Finland plc, New York Branch, as Co-ordinator

1211 Avenue of the Americas, 23rd Floor

New York, New York 10036

The Mandated Lead Arrangers party to the Commitment Letter (as defined below)

Re:      Extension of Waiver Termination Event

Ladies and Gentleman:

Reference is made to that certain Commitment Letter, dated as of June 30, 2016, (as the same may be amended, restated, supplemented and/or otherwise modified from time to time, the “Commitment Letter”) among Genco Shipping & Trading Limited, Nordea Bank Finland plc, New York Branch (“Nordea”), Skandinaviska Enskilda Banken AB (publ) (“SEB”), DVB Bank SE (“DVB”), ABN AMRO Capital USA LLC (“ABN”), Crédit Agricole Corporate and Investment Bank (“CA-CIB”), Deutsche Bank AG Filiale Deutschlandgeschäft (“DB”), Crédit Industriel et Commercial (“CIC”) and BNP Paribas (“BNPP” and together with Nordea, SEB, DVB, ABN, CA-CIB, DB and CIC, the “Mandated Lead Arrangers”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Commitment Letter.

We hereby request that the Mandated Lead Arrangers and Lenders agree to extend the date of the Waiver Termination Event set forth in Section 8(v) of the Commitment Letter from August 15, 2016 to August 31, 2016.

Please indicate your consent by countersigning this letter agreement no later than 5:00 p.m., New York City time on August 12, 2016.

Notwithstanding anything contained herein, all other terms and conditions set forth in the Commitment Letter, the Term Sheet and any Fee Letter shall remain in full force and effect and all rights and obligations of the parties thereto remain in full force and effect.

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Very truly yours,

GENCO SHIPPING & TRADING LIMITED

By:	/s/ Apostolos Zafolias
Name:	Apostolos Zafolias
Title:	Chief Financial Officer

[Signature Page to Second Extension of Waiver Termination Event]

Agreed to and Accepted this
11 day of August 2016:

NORDEA BANK FINLAND PLC, NEW YORK BRANCH

By:	/s/ Martin Lunder
Name:	Martin Lunder
Title:	Senior Vice President

By:	/s/ Lynn Sauro
Name:	Lynn Sauro
Title:	First Vice President

[Signature Page to Second Extension of Waiver Termination Event]

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Carl Montalvo
Name:
Title:

By:	/s/ Magnus Arve
Name:	Magnus Arve
Title:

[Signature Page to Second Extension of Waiver Termination Event]

DVB BANK SE

By:	/s/ Christian Cruden
Name: Christian Cruden
Title: Vice President

By:	/s/ Natasha Bloetti
Name: Natasha Bloetti
Title: Vice President

[Signature Page to Second Extension of Waiver Termination Event]

ABN AMRO CAPITAL USA LLC

By:	/s/ Urvashi Zutshi (Aug 12, 2016)
Name: Urvashi Zutshi
Title: Exec. Director

By:	/s/ Rajbir Talwar
Name: Rajbir Talwar
Title: Director

[Signature Page to Second Extension of Waiver Termination Event]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Y. Le Gourieres
Name: Y. Le Gourieres
Title: Director

By:	/s/ Irina Benimovich
Name: Irina Benimovich
Title: Senior Associate

[Signature Page to Second Extension of Waiver Termination Event]

DEUTSCHE BANK AG FILIALE DEUTSCHLANDGESCHÄFT

By:	/s/ Annemarie Ehrhardt
Name:
Title: Managing Director

By:	/s/ Klaus Stoltenberg
Name:
Title: MD

[Signature Page to Second Extension of Waiver Termination Event]

CRÉDIT INDUSTRIEL ET COMMERCIAL

By:	/s/ Andrew McKuin
Name: Andrew McKuin
Title: Managing Director

By:	/s/ Garry Weiss
Name: Garry Weiss
Title: Managing Director

[Signature Page to Second Extension of Waiver Termination Event]

BNP PARIBAS

By:	/s/ Jean Philippe Poirier
Name: Jean Philippe Poirier
Title:

By:	/s/ Bertrand Dehouck
Name: Bertrand Dehouck
Title: Managing Director
Head of Aviation EMEA

[Signature Page to Second Extension of Waiver Termination Event]